Exhibit 10.31


                           FORM OF PURCHASE AGREEMENT

                                  HEMASURE INC.




                                 March 2, 2000











926907.2

                                  HEMASURE INC.


                               PURCHASE AGREEMENT


         This Purchase Agreement (the "Agreement") is made as of the __ day of March, 2000 (the "Agreement Date"), by and between HemaSure Inc., a Delaware corporation (the "Company"), with its principal office at 140 Locke Drive, Marlborough, Massachusetts 01752, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

                                    SECTION 1

                       Authorization of Sale of the Shares
                       -----------------------------------

         1.1 Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to an aggregate of 3,730,000 shares (the "Offered Shares") of common stock, $.01 par value, of the Company (the "Common Stock"), pursuant to the Offering Memorandum (as defined below).

                                    SECTION 2

                        Purchase and Sale of Common Stock
                        ---------------------------------

         2.1 Purchase and Sale of Common Stock. The Purchaser agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, upon the terms and conditions hereinafter set forth, the number of Offered Shares set forth below (the "Shares") at the purchase price (the "Purchase Price") set forth below:


       Number of Shares to
          be Purchased         Purchase Price Per Share    Purchase Price
       -------------------     ------------------------    --------------
                                       $7.50


         The Company proposes to enter into substantially the same form of purchase agreement with certain other investors (the "Other Purchasers," and together with the Purchaser, the "Purchasers") and expects to complete sales of the Offered Shares to them. The term "Placement Agent" shall refer to Warburg Dillon Read LLC.



926907.2

                                    SECTION 3

                             Closing Date; Delivery
                             ----------------------

         3.1 Closing Date. The completion of the purchase and sale of the Shares (the "Closing") will be held at such place and time as designated by the Company, and the Purchaser will receive prior notification of the Closing by facsimile, telex, cable or by other means deemed appropriate by the Company. The date of the Closing to occur hereunder (the "Closing Date") shall not be later than 5:00 p.m. ET on March __, 2000.

         3.2 Delivery. At the Closing, the Company will deliver to the Purchaser the certificates evidencing the Shares purchased by the Purchaser, as described above. Such delivery shall be against payment of the Purchase Price by wire transfer of immediately available funds from the Purchaser to the Company. Certificates representing the Shares purchased by the Purchaser will be registered in the Purchaser's name, or in the name of a nominee if designated by the Purchaser.

                                    SECTION 4

            Representations, Warranties and Covenants of the Company
            --------------------------------------------------------

         The Company represents, warrants and covenants to the Purchasers as follows:

         4.1 Offering Memorandum. The Company's private placement memorandum (including all attachments thereto) dated February 3, 2000 (the "Offering Memorandum") as amended and/or supplemented through the Closing Date does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; there are no statutes, regulations, material agreements, contracts, indentures, leases or other instruments that are not described in the Offering Memorandum that would be required to be described if the Offering Memorandum were a prospectus required to be filed under the Securities Act of 1933, as amended (the "Securities Act"); and the Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Offering Memorandum.

         4.2 Organization and Good Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of such state, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

         4.3 Foreign Qualification. The Company is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or the conduct of its business requires it so to be qualified, except where the failure to so qualify would not have a material adverse effect on the business, operations, prospects, properties, condition (financial or otherwise) or results of operation of the Company and the Subsidiary (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

926907.2
                                        2

         4.4 No Material Subsidiaries. The Company has no subsidiaries that, individually or in the aggregate, conduct any material business activities or have any material assets or liabilities (whether fixed or contingent).

         4.5 Due Execution, Delivery and Performance of the Agreements. The Company has all requisite corporate power and authority and has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Shares and to carry out and perform all of its obligations under and contemplated by this Agreement. The Company's execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby (a) have been duly authorized under Delaware law by all requisite corporate action by the Company and (b) will not (i) conflict with, or result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under) any provisions of the certificate of incorporation or by-laws of the Company or under any provision of any material license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any material lease, contract or other agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or (ii) result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to any material indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, except for any such liens or encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect. Upon the execution and delivery of this Agreement by the Company and assuming the valid execution and delivery hereof by the Purchaser, this Agreement will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to creditors' rights generally.

         4.6 Issuance and Delivery. When issued and paid for in accordance with the terms hereof, the Shares will be validly issued and outstanding, fully paid and non-assessable, will have been issued in compliance with all federal and state securities laws (assuming the accuracy of each Purchaser's representations and warranties in Section 5 of their respective Agreements and of the Placement Agent set forth in the Placement Agency Agreement by and between the Company and the Placement Agent) and will not have been issued in violation of any preemptive right, anti-dilution right, resale right, right of first refusal or similar right. Except as disclosed in the Offering Memorandum, no stockholder of the Company has any right (other than any such right as has been waived or has expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement (as hereinafter defined)) to require the Company to register the sale of any securities owned by such holder under the Securities Act, pursuant to the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares at and as of the Closing.

926907.2
                                        3

         4.7 Use of Proceeds. The Company currently intends to apply the net proceeds from the sale of the Shares substantially in the manner set forth under the caption "Use of Proceeds" in the Offering Memorandum.

         4.8 Sales of the Company's Securities. Except as provided in this Agreement, the Company will not sell, offer to sell, contract to sell or otherwise transfer or dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock, for a period commencing on the date of the Offering Memorandum and ending after the expiration of 180 days after the Closing Date, without the prior written consent of the Placement Agent other than (i) shares of Common Stock issuable upon the exercise of options or warrants outstanding on the date hereof and described in the Offering Memorandum and (ii) grants of options under the Company's existing stock option plans, which options shall not be exercisable for at least 180 days after the Closing Date (except pursuant to change in control provisions contained in the applicable plan) unless the holder of such option shall have executed a "lock-up" letter in the form contemplated by Section 4.9 below.

         4.9 "Lock-up" Letters. The Company has furnished to the Placement Agent "lock-up" letters, in form and substance satisfactory to the Placement Agent, signed by each of its current directors and executive officers.

         4.10 Market Activities. Except as stated in this Agreement or the Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Shares.

         4.11 Integration. The Company agrees not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the sale to the Purchasers of the Shares.

         4.12 Governmental Consents. Except as stated in the Offering Memorandum, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement (except such as may be required under state securities or blue sky laws governing the sale of the Shares, the filing of a Form D with respect to the issuance of the Shares with the Securities and Exchange Commission (the "Commission"), which will be filed in a timely manner, and such as may be required in connection with the Company's compliance with its obligations under Section 8 hereof).

         4.13 Regulatory Consents. The Company has all necessary material licenses, permits, authorizations, consents and approvals and has made all necessary material filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary material authorizations, consents and approvals from other persons, in order to conduct its respective businesses as currently conducted; the Company is not in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company, the effect of which could, individually or in the aggregate, have a Material Adverse Effect.

926907.2
                                        4

         4.14 SEC Documents. The Company has filed in a timely manner all documents that the Company was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since January 1, 1999 (the "SEC Documents"). As of their respective filing dates, all SEC Documents filed by the Company with the Commission complied in all material respects with the requirements of the Exchange Act. None of the SEC Documents, as of their respective dates, contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Documents have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present, in all material respects, the consolidated financial position, the consolidated results of operations and consolidated cash flows of the Company for the periods then ended (subject, in the case of unaudited statements, to normal adjustments).

         4.15 Independent Auditors. PricewaterhouseCoopers LLP are independent public accountants as required by the Securities Act.

         4.16 Financial Statements. There are no financial statements (historical or pro forma) that would be required to be included in the Offering Memorandum if the Offering Memorandum were a prospectus required to be filed under the Securities Act, as of the date of the Offering Memorandum, that are not so included. All financial statements so included have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company at the dates thereof and the consolidated results of the Company's operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments).

         4.17 Exempt Transactions. Subject to the accuracy of each Purchaser's representations and warranties in Section 5 of their respective Agreements and of the Placement Agent set forth in the Placement Agency Agreement by and between the Company and the Placement Agent, the offer, sale and issuance of the Shares in conformity with the terms of the Agreements do not require
registration   under  Section  5  of  the  Securities  Act  or  registration  or qualification under the laws of any applicable state or United States jurisdiction, except as stated in the Offering Memorandum.

         4.18 No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, since September 30, 1999 there has not been any change in the assets, liabilities, financial condition, business or operations of the Company except for changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

         4.19 Intellectual Property. Except as otherwise disclosed in the Offering Memorandum, the Company owns or possesses sufficient rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, trade secrets, know-how, proprietary rights and processes that are necessary for the conduct and proposed conduct of its business as described in the Offering Memorandum (the "Proprietary Rights") without any conflict with or infringement of the rights of others that might, individually or in the aggregate, result in a Material Adverse Effect. Except as otherwise disclosed in the Offering Memorandum, the Company believes that there are no third parties that have or will be able to establish rights to any of the Proprietary Rights that might result in a Material Adverse Effect. Except as otherwise disclosed in the Offering Memorandum, to the knowledge of the Company, there is no infringement by any third parties of the Proprietary Rights. Except as otherwise disclosed in the Offering

926907.2
                                        5

Memorandum, the Company has not received any notice of, or has no knowledge of any basis for, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trademark, trade name, copyright, license, trade secret, know-how or other proprietary right or process that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

         4.20 Authorized Capital Stock. The authorized capital stock of the Company conforms in all material respects to the statements relating thereto contained in the Offering Memorandum. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. No warrants, options or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company, other than those described in the Offering Memorandum. All of the above securities of the Company were issued in material compliance with all applicable federal and state securities laws and were not issued in violation of any preemptive right, anti-dilution right, resale right, right of first refusal or similar right.

         4.21 Litigation. Except as disclosed in the Offering Memorandum, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company, the Subsidiary or any of their respective properties before or by any court or arbitrator or any governmental body, agency or official which, if adversely decided, would (a) have a Material Adverse Effect or (b) impair the ability of the Company to perform in any material respect its obligations under this Agreement. Neither the Company nor the Subsidiary is in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a Material Adverse Effect.

         4.22 Compliance. The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations of applicable laws, rules and regulations which would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not in violation of its charter or by-laws nor is it in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement, except for such defaults which would not, individually or in the aggregate, have a Material Adverse Effect, or subject to any restriction which would prohibit the Company from entering into or performing its obligations under the Agreement.

         4.23 Brokers or Finders. To the knowledge of the Company and except for claims of the Placement Agent in connection with their agency services in this transaction, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Purchasers for any commission, fee or other compensation ("Fees") as a finder, broker, or consultant in connection with the transactions contemplated by this Agreement. The Fees payable to the Placement Agent shall be paid by the Company on the Closing Date.

         4.24 Contracts. The contracts described in the Offering Memorandum are in full force and effect on the date hereof, and the Company is not in material breach of or default under any of such contracts.

         4.25 Investment Company. The Company is not, and upon completion of the transactions contemplated hereby will not be, an "investment company" or an "affiliated person" of or "promoter" or

926907.2
                                        6

"principal underwriter" for an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         4.26 Insurance. The Company maintains and will continue to maintain from time to time insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, all of which insurance is in full force and effect.

                                    SECTION 5

           Representations, Warranties and Covenants of the Purchaser
           ----------------------------------------------------------

         5.1 The Purchaser represents, warrants and covenants to, the Company that:

                  (a) the Purchaser, taking into account the personnel and resources it can bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by companies comparable to the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares;

                  (b) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and solely for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares;

                  (c) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) any applicable state securities laws;

                  (d) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement;

                  (e) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Offering Memorandum and the representations and warranties of the Company contained herein; and

                  (f) the Purchaser qualifies as an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act.

         5.2 The Purchaser hereby covenants with the Company not to make any sale of the Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and the Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless (a) such Shares are sold (i) pursuant to the Registration Statement, (ii) pursuant to Rule

926907.2
                                        7

144 under the Securities Act ("Rule 144"), or (iii) pursuant to an exemption from registration, other than Rule 144, and (b) a certificate is submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto; (ii) executed by an officer of, or other authorized person designated by, the Purchaser; and (iii) to the effect that the Shares have been sold pursuant to (A) the Registration Statement, in which case the Purchaser certifies that the requirement of delivering a current prospectus has been complied with or will be complied with in connection with the sale, (B) Rule 144, in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144, or
(C) pursuant to an exemption from registration, other than Rule 144, in which case the Purchaser must provide the Company with an opinion (in form and substance reasonably satisfactory to the Company) of its counsel (who shall be reasonably satisfactory to the Company) to the effect that the transaction is so exempt. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the Prospectus in accordance with Section 8.1(g) hereof.

         5.3      The  Purchaser   further   represents  and  warrants  to,  and
                  covenants with, the Company that:

                  (a) the Purchaser is a ________, duly organized, validly existing and in good standing under the laws of ________. The Purchaser has full right, requisite [corporate][partnership] power, authority and capacity to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby and has taken all requisite [corporate][partnership] action to duly authorize, execute and deliver this agreement and perform all of its obligations under and contemplated by this Agreement;

                  (b) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to creditors' rights generally;

                  (c) the Purchaser's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (a) have been authorized by all requisite [corporate][partnership] action by the Purchaser, and (b) will not conflict with, or result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under) any provisions of the organizational documents of the Purchaser or under any provision of any material license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any material lease, contract or other agreement or instrument to which the Purchaser is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Purchaser; and

                  (d) no consent, approval, order or other authorization, action by, filing with, or notification to any federal, state or local governmental authority on the part of the Purchaser is required in connection with its execution and delivery of this Agreement and its consummation of the transactions contemplated by this Agreement, except for such consents, approvals, orders or authorizations as have been obtained.

926907.2
                                        8

         5.4 The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

         5.5 The Purchaser acknowledges and agrees that any information or data it has acquired from the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law after obtaining written consent from the Company (which consent shall not be unreasonably withheld), or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company; provided however, that the Purchaser may furnish the Offering Materials in confidence to its officers, directors, employees or advisors to the extent necessary to evaluate the offering of the Offered Shares.

                                    SECTION 6

                     Conditions to Closing of the Purchaser
                     --------------------------------------

         The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment as of the Closing Date of the following conditions:

         6.1 Representations and Warranties. The representations and warranties made by the Company in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

         6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

         6.3 Compliance Certificate. The President or Chief Financial Officer of the Company shall have delivered to the Purchaser a certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 6.1 and 6.2 have been fulfilled.

         6.4 Legal Opinion of Company Counsel. Battle Fowler LLP, counsel to the Company, shall have delivered a legal opinion, dated the Closing Date addressed to the Purchaser, substantially in the form as set forth in Annex A hereto.

         6.5 Legal Opinion of Patent Counsel. Heslin & Rothenberg, P.C., intellectual property counsel to the Company, shall have delivered a legal opinion dated the Closing Date and addressed to the Purchaser, substantially in the form as set forth in Annex A hereto.

         6.6  Legal Opinions of Patent Litigation Counsel

                  (a) Pennie & Edmonds LLP, intellectual property litigation counsel to the Company, shall have delivered a legal opinion dated the Closing Date and addressed to the Purchaser, substantially in the form as set forth in Annex A hereto.

926907.2
                                        9

                  (b) Vinson & Elkins L.L.P., intellectual property litigation counsel to the Company, shall have delivered a legal opinion dated the Closing Date and addressed to the Purchaser, substantially in the form as set forth in Annex A hereto.

         6.7 Legal Opinion of Regulatory Counsel. Hale and Dorr LLP, regulatory counsel to the Company, shall have delivered a legal opinion dated the Closing Date and addressed to the Purchaser, substantially in the form as set forth in Annex A hereto.

                                    SECTION 7

                      Conditions to Closing of the Company
                      ------------------------------------

         The Company's obligation to sell and issue the Shares at the Closing to a Purchaser is subject to the fulfillment or waiver of the following conditions:

         7.1 Representations and Warranties. The representations and warranties made by such Purchaser in Section 5 hereof shall be true and correct when made, and shall be true and correct on the Closing with the same force and effect as if they had been made on and as of such date.

         7.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by such Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

         7.3 Compliance Certificate. An authorized representative of the Purchaser shall have delivered to the Company a certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 7.1 and 7.2 have been fulfilled.

                                    SECTION 8

                               Registration Rights
                               -------------------

         8.1      Registration Requirements.

                  (a) The Company  shall,  within 30 days following the Closing, prepare and file a registration statement on the applicable form with the Commission under the Securities Act to register the resale of the Offered Shares purchased by the Purchasers, and the Company shall use its best efforts to secure the effectiveness of such registration statement within 90 days following the Closing Date. For purposes hereof, the term "Registration Statement" shall refer to such Registration Statement, including any prospectus(es) constituting a part thereof and together with any amendments and supplements thereto.

                  (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and the Purchasers shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Offered Shares resold by the Purchasers. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing

926907.2
                                       10
         fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements (not to exceed $15,000) of one counsel for the Purchasers (selected by the Purchasers owning a majority of the Offered Shares to be registered in the Registration Statement), reasonable blue sky fees and expenses, the expense of any special audits of the Company incident to or required by any such registration and any fees and expenses, other than Selling
         Expenses incurred in connection with any underwritten offering. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Offered Shares.

                  (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep the Registration Statement effective until the earlier of (A) such date as all of the Offered Shares have been resold pursuant to the Registration Statement, or (B) such time as Offered Shares held by the Purchasers can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) thereunder (or any successor rule thereto); (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period specified in this Section 8.1(c); (iii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the
         applicable   period  in  accordance   with  the  intended   methods  of
         disposition by the sellers thereof set forth in the Registration Statement as so amended or such prospectus as so supplemented; (v) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Purchaser from time to time may reasonably request in order to facilitate the disposition of Shares covered by the Registration
         Statement, and the Company hereby consents to the use of such prospectus or each amendment and supplement thereto by each of the Purchasers selling Offered Shares and the underwriters, if any, in connection with the offering and sale of the Shares covered by such prospectus or any amendment or supplement thereto; (vi) cause the Shares covered by the Registration Statement to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted and maintain the listing of the Shares covered by the Registration Statement; (vii) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission with respect to maintaining the effectiveness of the Registration Statement; and (ix) use its best efforts to register or otherwise qualify the Shares for resale in states requested by the Purchaser; provided that the Company may do so without incurring unreasonable effort or expense; provided, further, that the Company shall not be obligated to (x) file any general consent to service of process, (y) qualify as a foreign corporation in any jurisdiction in which it is not so qualified or (z) take any action that would subject it to income taxation in any such jurisdiction.

                  In the event that any Offered Shares included in the Registration Statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of the Registration Statement, the

926907.2
                                       11

         Company  may  file  a  post-effective  amendment  to  the  Registration
         Statement for the purpose of removing such Offered Shares from registered status.

                  (d) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 8.1 with respect to the Offered Shares of any Purchaser that such Purchaser shall furnish to the Company such information regarding such Purchaser, the number of the Offered Shares owned by it, and the intended method of disposition of such Offered Shares as shall be reasonably required to effect the registration of such Offered Shares, and to cooperate with the Company to the extent reasonably required in preparing such registration.

                  (e)  With a view to  making  available  to the  Purchaser  the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell Shares to the public without registration or pursuant to a registration on Form S-3 (if then available), the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Offered Shares shall have been resold pursuant to the Registration Statement or
         (B) such time as all of the Offered  Shares held by  Purchasers  can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) thereunder (or any successor rule thereto); (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of any annual, quarterly or current report of the Company, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Shares without registration or pursuant to such Form S-3.

                  (f) The Company shall notify the Purchaser, if the Purchaser has registered Shares in a Registration Statement which remain unsold,
         (i) when a prospectus or any  prospectus  supplement or  post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same are declared effective, (ii) of any request by the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information relating to the Registration Statement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in the Registration Statement or related prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not

926907.2
                                       12
         misleading,  and (vi) of the Company's reasonable  determination that a
         post-effective   amendment  to  the  Registration  Statement  would  be
         appropriate.

                  (g) The Company may,  upon written  notice to the Purchaser of
         (i) the happening of any event of the kind described in Section 8.1(f)(ii), 8.1(f)(iii), 8.1(f)(iv), 8.1(f)(v) or 8.1(f)(vi) hereof or
         (ii) that, in the judgement of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, require the Purchaser, and the Purchaser agrees, to discontinue disposition of Shares covered by the Registration Statement or prospectus until copies of the supplemented or amended prospectus contemplated by Section 8.1(i) hereof are distributed to the Purchasers, or until the Purchasers are advised in writing by the Company that the use of the applicable prospectus may be resumed and the Purchasers have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company shall not suspend use of a prospectus or Registration Statement under this Section 8.1(g) for more than 30 days at a time and more than once in any 12-month period. Any period for which use of a prospectus or Registration Statement is suspended under this Section 8.1(g) shall be added to the time for which the Company is required to maintain the effectiveness of such Registration Statement, including the prospectus constituting a part thereof, under Section 8.1(c) hereof. Any period for which use of a prospectus or Registration Statement is suspended in accordance with this Section 8.1(g) shall be referred to herein as a "Suspension Period").

                  (h) The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, at the earliest possible moment, subject to Section 8.1(c)(ix) hereof.

                  (i) The Company shall, upon the occurrence of any event contemplated by Section 8.1(f)(v) or 8.1(f)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (j) If the Registration Statement (i) is not declared effective by the Commission on or before ninety (90) days from the Closing Date or (ii) ceases to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) or usable for the offer and sale of Shares at any time prior to the earlier of (A) such date as all of the Shares have been resold pursuant to the Registration Statement or (B) such time as all of the Shares held by Purchasers can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) (other than during a Suspension Period in accordance with Section 8.1(g) hereof) (each such event referred to in clauses (i) through
         (ii), a "Registration Default") the Company shall pay the Purchaser an amount equal to 2% of the purchase price paid by the Purchaser for the Shares of the Purchaser registered or to be registered under the Securities Act pursuant to this Agreement and not previously sold pursuant to the Registration Statement for every thirty day period during which one or more Registration Defaults exist (and pro rated for

926907.2
                                       13
         each lesser portion thereof); provided, however, that the aggregate amount of damages the Purchaser is entitled to under this provision for any and all Registration Defaults shall be limited to 5% of the purchase price paid by the Purchaser for such Shares. Amounts payable pursuant to this Section 8.1(j) shall be paid to the Purchaser within 20 business days after expiration of each 30 day period or lesser portion thereof during which a Registration Default exists. Any obligation of the Company to pay any amounts under this Section 8.1(j) shall survive until such obligation is paid in full. The obligation of the Company to pay amounts under this Section 8.1(j) is intended to be in addition to, and not exclusive of, any other remedy that a Purchaser may have (whether considered in equity or at law) in the event of a Registration Default.

         8.2 Agreements of Purchaser. In connection with any registration pursuant to Section 8.1 hereof, the Purchaser agrees, as applicable:

                  (a) that it will not offer or sell its Offered Shares under the Registration Statement until it has received copies of the supplemented or amended prospectus contemplated by Section 8.1(c)(ii) hereof and receives notice that any post-effective amendment (if required) has become effective; and

                  (b) that upon receipt of any notice from the Company of the happening of any transaction or event of the kind described in Section 8.1(g) hereof, such Purchaser will forthwith discontinue disposition of the Offered Shares pursuant to the Registration Statement until the Purchaser receives copies of the supplemented or amended prospectus contemplated by Section 8.1(c)(ii) hereof and receives notice that any post-effective amendment (if required) has become effective, and, if so directed by the Company, the Purchaser will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Purchaser's possession, of the prospectus covering such Offered Shares current immediately preceding the time of receipt of such notice.

         8.3      Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless the Purchaser and any officer, director, trustee or affiliate of such Purchaser from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) incurred by such indemnified person pursuant to any actual or threatened (which threat shall have been made in writing) action, suit, proceeding or investigation, or to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages or liabilities (i) arise out of, or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
         (iii) arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, which, in the case of this clause (iii), results in a violation or alleged violation of the federal securities laws, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities laws, and the Company will, as incurred within 30 days of written notice thereof to the indemnifying person (regardless of whether it is ultimately determined that

926907.2
                                       14
         an indemnified person is not entitled to indemnification hereunder), reimburse such indemnified person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, suit, proceeding or investigation; provided, however, that the indemnification required by this Section 8.3 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (x) an untrue statement or an omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the indemnified person specifically for use in preparation of the Registration Statement, or (y) any untrue statement or the omission of a material fact in any prospectus that is corrected in any subsequent prospectus that was delivered to the indemnified person prior to the pertinent sale or sales by the indemnified person.

                  (b) The Purchaser agrees to indemnify and hold harmless the Company and each officer, director, trustee or affiliate of the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), any other Purchaser selling its Offered Shares in the Registration Statement, any controlling person of any such other Purchaser (within the meaning of the Securities Act) and each officer, director, partner, and employee of such other Purchaser and such controlling person, incurred by such indemnified person pursuant to any actual or threatened (which threat shall have been made in writing) action, suit, proceeding or investigation, or to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state laws insofar as such losses, claims, damages or liabilities arise out of, or are based upon an untrue statement or an alleged untrue statement of material fact made in such Registration Statement or prospectus (preliminary or final), as amended on the applicable date thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, provided, however, that the indemnification required by this Section 8.3 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld, nor shall the Purchaser be liable in any such case for any untrue statement or alleged untrue statement or the omission or alleged omission that has been corrected, in writing, by the Purchaser, delivered to the Company before the sale from which such loss occurred, and the Purchaser will, as incurred within 30 days of written notice thereof to the indemnifying person (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder), reimburse such indemnified person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, suit, proceeding or investigation; provided, however, that the Purchaser's indemnification obligation shall be limited to the net proceeds received from its sale of the Shares.

                  (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions

926907.2
                                       15
         hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnifying person and indemnified persons. The failure to deliver written notice to the indemnifying person within a reasonable time following the commencement of any such action, if not otherwise known by the indemnifying person and materially prejudices or results in forfeiture of substantial rights or defenses shall relieve such indemnifying person of any liability to the indemnified party under this Section 8.3 but shall not relieve the indemnifying person of any liability that it may have to any indemnified party otherwise than pursuant to this
         Section 8.3. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person, after notifying the indemnifying person in writing of its election to employ separate counsel, shall be entitled to retain its own counsel at the expense of such indemnifying person, it being understood, however, that the indemnifying person shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified persons, unless in the reasonable judgment of such indemnified person a conflict of interest may exist between such indemnified person and any other of such indemnified persons with respect to such action, claim or proceeding, in which event the indemnifying person shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying person shall be liable to an indemnified person for any settlement of any action, proceeding or claim without the written consent of the indemnifying person, which consent shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 8.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as the result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault and benefits of the indemnifying person and indemnified persons in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying person or indemnified persons and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefit to the Purchaser shall be determined by reference to the net proceeds received by it in connection with the offering to which such losses, claims, damages or liabilities relate. The relative benefit to the Company shall be deemed to equal the net

926907.2
                                       16
         proceeds to the Company from the sale of the Offered Shares to the Purchasers pursuant to the Offering Memorandum. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include, subject to the limitations set forth in Sections 8.3(a) and (b) hereof, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), a Purchaser shall not be required to contribute any amount in excess of the amount by which the gross amount received by such Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company and the Purchaser under this Section 8.3 shall be in addition to any liability which the Company and the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to directors, officers, employees and agents of the Company and the Purchaser and to each person, if any, who controls the Company or any Purchaser within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act.

                  (f) If the indemnification is available under this Section 8.3, the indemnifying parties shall indemnify each indemnified person to the full extent provided in this Section 8.3 without regard to the relative fault of such indemnifying person or indemnified person or any other equitable consideration referred to in Section 8.3(d) hereof.

                  (g) The obligations of the Company and the Purchaser under this Section 8.3 shall survive the completion of any offering of the Offered Shares pursuant to the Registration Statement under this agreement, and otherwise.

         8.4      Underwritten Offerings.

                  (a) If holders owning a majority of the Offered Shares so request, an offering of Offered Shares pursuant to the Registration Statement may be effected as an underwritten offering. In such event, the managing underwriter for such an offering shall be selected by the holders of a majority of the Offered Shares to be sold pursuant to the underwritten offering; provided, however, that each underwriter or underwriters shall be reasonably satisfactory to the Company.

                  (b) In the  event  of an  underwritten  offering  pursuant  to
         Section 8.3(a), (i) the Company shall (A) enter into an underwriting agreement, in usual and customary form, with the managing underwriter and take all such other actions in connection therewith as may reasonably be required in order to facilitate such underwritten offering, (B) make such customary representations and warranties to the underwriters as the underwriters may reasonably request, (C) enter into such customary indemnification arrangements with the underwriters as the underwriters

926907.2
                                       17
         may reasonably request, and (D) make arrangements for the underwriters to conduct customary due diligence to the extent the underwriters reasonably request, (ii) each of the holders of Offered Shares to be included in such underwritten offering shall enter into an underwriting agreement, in usual and customary form, with the managing underwriter and take all such other actions in connection therewith as may reasonably be required in order to facilitate such underwritten offering, and (iii) each of the holders of Offered Shares to be included in such underwritten offering and executive officers and directors of the Company shall enter into such lock-up agreements with the underwriters as is customary for similar offerings; provided, that such lock-up agreements shall not cover a period in excess of 90 days from the date of the underwritten offering, unless otherwise agreed to by the party from whom such lock-up agreement is sought.

                                    SECTION 9

                   Restrictions on Transferability of Shares:
                   ------------------------------------------
                         Compliance with Securities Act
                         ------------------------------


         9.1 Restrictions on Transferability. The Shares shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement.

         9.2 Restrictive Legend. Each certificate representing the Shares shall bear substantially the following legends (in addition to any other legends required under applicable law):

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS
                  SECURITY,  AGREES  FOR  THE  BENEFIT  OF  HEMASURE  INC.  (THE
                  "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) UNDER THE SECURITIES ACT, ESTABLISHED TO THE COMPANY'S SATISFACTION, OR OTHER EXEMPTION WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, IS AVAILABLE, OR
                  (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

         9.3 Transfer of Shares after Registration. Each Purchaser hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with the Registration Statement, in which case such Purchaser covenants to comply with the requirement of delivering a current prospectus,
(ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144, or (iii) in accordance with another exemption from the registration requirements of the Securities Act. The legend

926907.2
                                       18
set forth in Section 9.2 will be removed from a certificate representing the Shares following and in connection with any sale of the Shares pursuant to subsection (i) or (ii) hereof, but not in connection with any sale of Shares pursuant to subsection (iii) hereof, and also will be removed at such time that the Shares may be sold under Rule 144 without restriction as to volume and manner of sale at such time as the resale of the Shares is registered under the Securities Act. If the above legend is removed from any of the Shares and thereafter the effectiveness of a registration statement covering such Shares is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Shares that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Shares may again be sold pursuant to and effective registration statement or under Rule 144.

         9.4 Purchaser Information. Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser, under the heading "Selling Security Holders" or elsewhere, or such Purchaser's "Plan of Distribution."

                                   SECTION 10

                                  Miscellaneous
                                  -------------

         10.1 Waivers and Amendments. Neither this Agreement nor any provisions hereof shall be waived, modified, changed or discharged or terminated except by an instrument in writing signed by the Company and the Purchaser.

         10.2 Placement Agent's Fee. The Purchaser acknowledges that the Company intends to pay a fee to the Placement Agent on the Closing Date of in connection with the offer and sale of the Shares. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders or other consultants entitled to compensation in connection with the sale of the Shares to the Purchaser, except as aforesaid.

         10.3 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of New York without any regard to conflicts of laws principles.

         10.4  Survival.   The   representations,   warranties,   covenants  and
agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

         10.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement; provided, however, neither party hereto shall assign or delegate any of the rights or obligations created under this Agreement without the prior written consent of the other party. If any successor, assignee or transferee of the Purchaser shall acquire Shares, such successor, assignee or transferee may succeed to the rights set forth in
Section 8 hereof, provided such successor, assignee or transferee agrees in writing to be bound by the provisions thereof but in no event shall be entitled to receive any other rights, interests in or benefits of this Agreement. Nothing expressed or referred to in this Agreement will be construed to give any person other than parties to this Agreement and such other parties referred to in
Section 8

926907.2
                                       19
hereof any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

         10.6 Entire Agreement. This Agreement, including all exhibits, schedules and appendices hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and the transactions contemplated hereby and supersede all prior agreements written or oral, if there be any, with respect thereto.

         10.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchaser, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on the signature page to this Agreement, or at such other address as the Company or the Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

         10.8 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         10.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         10.10 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.11 Expenses. Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement.

         10.12 Publicity. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to this Agreement or the transactions contemplated by this Agreement without the prior written consent of the Company.

926907.2
                                       20

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

                                HEMASURE INC.


                                By:  -------------------------------------------
                                     John F. McGuire, III
                                     President and Chief Executive Officer


Print or Type:
                                Name of Purchaser (Individual or Institution):


                                ------------------------------------------------

                                Name of Individual representing Purchaser (if an Institution):


                                ------------------------------------------------

                                Name of Individual representing Purchaser (if an Institution):


                                 -----------------------------------------------



Signature by:                   Individual Purchaser or Individual representing
                                Purchaser:

                                ------------------------------------------------

                                Address:________________________________________

                                Telephone:______________________________________

                                Telecopier:_____________________________________

926907.2
                                       21

                                                                   APPENDIX I(a)


                                  HEMASURE INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE



         In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

         1. Please state your organization's name exactly as it should appear in the Registration Statement:



         2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the prospectus included in the Registration Statement?

         ______________  Yes                 ____________ No

         If yes, please indicate the nature of any such relationship below:



________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________







926907.2

                                                                   APPENDIX I(b)

                                  HEMASURE INC.

                         STOCK CERTIFICATE QUESTIONNAIRE



Pursuant to Section 5.1 of the Agreement, please provide us with the following information:


1. The exact name that the Shares are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:
                          ------------------------------------------------------

2.    The relationship between the Purchaser of
      the Shares and the Registered Holder listed
      in response to item 1 above:
                          ------------------------------------------------------

3.    The mailing address of the Registered
      Holder listed in response to item 1 above:


                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

                          ------------------------------------------------------

4.    The Tax Identification Number of the
      Registered Holder listed in response to
      item 1 above:
                          ------------------------------------------------------

                                                                     APPENDIX II


                         STOCK CERTIFICATE QUESTIONNAIRE


    To:  American Stock Transfer & Trust Company
         40 Wall Street
         New York, New York 10005

         Attention:

         The undersigned, the Purchaser or an officer thereof, or other person duly authorized by the Purchaser, hereby certifies that _________________ (fill in name of Purchaser) institution was the Purchaser of the shares (the "Shares") of common stock, par value $.01 per share, of HemaSure Inc., evidenced by the attached certificate, and as such, proposes to transfer such Shares on or about ________________ (date) either

         |_| pursuant to a registration statement, in which case the Purchaser certifies that the requirement of a delivering a current prospectus has been complied with or will be complied with in connection with such sale, or

         |_| pursuant to Rule 144 under the Securities Act of 1933 ("Rule 144"), in which case the Purchaser certifies that it has complied with or will comply with the requirements of Rule 144, or

         |_| pursuant to an exemption from registration, other than Rule 144, in which case the Purchaser is herewith providing the Company with an opinion of counsel to the effect that the transaction is so exempt.


Print or Type:

Name of Purchaser:
                        --------------------------------------------------------

Name of Individual
representing Purchaser
(if an Institution):
                        --------------------------------------------------------

Title of Individual
representing Purchaser
(if an Institution):
                         -------------------------------------------------------

Signature by:

Purchaser or Individual
representing Purchaser:
                          ------------------------------------------------------

                          ANNEX A TO PURCHASE AGREEMENT


                   Form of Legal Opinion of Battle Fowler LLP(1)

1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as presently conducted; and the Company is duly qualified to conduct its business as a foreign corporation in Massachusetts.

2. The authorized capital stock of the Company consists of (a) 35,000,000 shares of common stock, $.01 par value per share, and (b) 1,000,000 shares of undesignated preferred stock, $.01 par value per share.

3. When issued and paid for in accordance with the Agreements, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights contained in the Company's Certificate of Incorporation or under the Delaware General Corporation Law.

4. The Company has the requisite corporate power and authority (A) to enter into this Agreement and (B) to issue, sell and deliver the Shares to be sold by it to the Purchasers as provided in the Purchase Agreements; and the Purchase Agreements have been duly authorized, executed and delivered by the Company.

5. The Purchase Agreements constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

6. Neither the offer, sale or delivery of the Shares, the execution, delivery or performance by the Company of the Purchase Agreements, nor the consummation by the Company of the transactions contemplated thereby constitutes or will constitute a breach or violation of, or a default under, the Certificate of Incorporation or Bylaws of the Company or any agreement, indenture, lease or other instrument to which the Company is a party or by which its properties or assets is subject and, in each case, which is identified as an exhibit to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1998 (the "1998 10-K") or to any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed with the Commission subsequent to the 1998 10-K (each such agreement, indenture, lease or other contract or instrument herein, a "Material Agreement"), or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any Material Agreement, nor will any such action result in any material

------------------

(1) Subject to customary assumptions, qualifications and limitations.

914864.2
     violation of any existing law, or any regulation, ruling judgment, injunction, order or decree known to us to be applicable to the Company and to transactions of the nature contemplated by the Offering.

7. No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Company (except such as may be required under state securities or Blue Sky laws governing the sale of the Shares, the filing of a Form D with respect to the issuance of the Shares with the Commission, or such as may be required in connection with the performance by the Company of its obligations under Section 8 of the Purchase Agreements, as to which we express no opinion) for the issuance and sale of the Shares to the Purchasers as contemplated by the Purchase Agreements.

8. To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company, or to which the Company or any of its properties are subject, which are not disclosed or identified in the Offering Memorandum and which, if adversely decided, would likely cause a Material Adverse Effect or materially and adversely affect the issuance of the Shares or the consummation of the transactions contemplated by the Purchase Agreements.

9. The offer and sale of the Shares in the manner contemplated by the Offering Memorandum, the Placement Agency Agreement and the Purchase Agreements do not require registration under Section 5 of the Act.

10. The Company is not, and upon consummation of the sale of the Shares will not be, an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, the Placement Agent and representatives of the Placement Agent at which the contents of the Offering Memorandum were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing, nothing has come to the attention of such counsel that causes them to believe that the Offering Memorandum as of its date and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial, accounting and statistical data included in or excluded from the Offering Memorandum).

914864.2

     In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions of other counsel retained by it or the Company as to laws of any jurisdiction other than the United States, the State of New York or the General Corporation Law of the State of Delaware; provided that (i) each such local counsel is reasonably acceptable to the Placement Agent, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Placement Agent and is in form and substance satisfactory to them and their counsel and (iii) counsel shall state in its opinion that it believes that it and the Placement Agent are justified in relying thereon.

914864.2

               Form of Legal Opinion of Heslin & Rothenberg, P.C.

To such counsel's knowledge, the statements in the Offering Memorandum under the captions "Risk Factors - We May Be Unable to Adequately Protect Our Proprietary Rights," "Risk Factors - We May Be Sued by Third Parties for Infringement of Their Proprietary Rights, in the first and second paragraphs under the captions "Risk Factors - We May Not Prevail in Pending or Potential Lawsuits," "Business
- Licenses, Patents and Proprietary Information" and in the first through fifth paragraphs under the caption "Business - Legal Proceedings" insofar as such statements constitute summaries of intellectual property matters with respect to the Company and the Subsidiary, are in all material respects accurate and complete statements or summaries of the matters therein set forth.

914864.2

                  Form of Legal Opinion of Pennie & Edmonds LLP

To such counsel's knowledge, the statements in the Offering Memorandum in the first and second paragraphs under the caption "Risk Factors - We May Not Prevail in Pending or Potential Lawsuits" and in the first through fifth paragraphs under the caption "Business - Legal Proceedings," as of the date of the Offering Memorandum and as of the date of such opinion, are in all material respects accurate and complete statements or summaries of the matters therein set forth.

914864.2

                 Form of Legal Opinion of Vinson & Elkins L.L.P.

To such counsel's knowledge, the statements in the Offering Memorandum in the first and second paragraphs of the section captioned "Risk Factors - We May Not Prevail in Pending or Potential Lawsuits" and in the third and fourth paragraphs of the section captioned "Business - Legal Proceedings," as of the date of the Offering Memorandum and as of the date of such opinion, are in all material respects accurate and complete statements or summaries of the matters therein set forth.




                                       -6-
914864.2

                   Form of Legal Opinion of Hale and Dorr LLP

To such counsel's knowledge, the statements in the Offering Memorandum under the captions "Risk Factors - We May Not Be Able to Timely Obtain Regulatory Approvals, If at All" and "Business - Government Regulation," insofar as such statements constitute summaries of law under the Federal Food, Drug and Cosmetic Act applicable to the Company's business and products as set forth in the Offering Memorandum, as of the date of the Offering Memorandum and as of the date of such opinion, are in all material respects accurate summaries.



                                       -7-

914864.2